Series Number:  1
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $2.5 billion 0.900%
Over $7.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $2.5 billion 0.700%
Over $7.5 billion 0.650%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                16,774
                               Institutional Class            2,461
              2. Dividends for a second class of open-end company shares
                               A Class                                                                    1,856
                               B Class                                                                    14
                               C Class                                                                    39
                               R Class                                                                    138

   73A)   1. Dividends from net investment income
                                Investor Class                                                                           $0.0587
                               Institutional Class                                                      $0.0644
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0515
                               B Class                                                                   $0.0302
                               C Class                                                                   $0.0302
                               R Class                                                                   $0.0444

   74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class           300,020
                             Institutional Class     38,775

              2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    36,273
                               B Class                                                                    423
                               C Class                                                                    1,311
                               R Class                                                                    3,218

   74V)  1. Net asset value per share (to nearest cent)
                            Investor Class         $5.06
                             Institutional Class   $5.06

             2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $5.05
                               B Class                                                                    $5.05
                               C Class                                                                    $5.01
                               R Class                                                                    $5.06

Series Number:  2
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5.0 billion 0.900%
Next $5.0 billion 0.850%
Over $15.0 billion 0.800%

Institutional
First $2.5  billion 0.800%
Next $2.5  billion 0.750%
Next $5.0  billion 0.700%
Next $5.0 billion 0.650%
Over $15.0 billion 0.600%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                72,111
                               Institutional Class            15,041
              2.  Dividends for a second class of open-end company shares
                               A Class                                                                    29,601
                               B Class                                                                    71
                               C Class                                                                    3,759
                               R Class                                                                    1,722

73A)      1. Dividends from net investment income
                               Investor Class                                                                $0.1020
                              Institutional Class                                                      $0.1094
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0927
                               B Class                                                                   $0.0652
                               C Class                                                                   $0.0652
                               R Class                                                                   $0.0836

74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class           713,155
                             Institutional Class     143,787

           2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    329,133
                               B Class                                                                    1,071
                               C Class                                                                    59,787
                               R Class                                                                    21,390

74V)    1. Net asset value per share (to nearest cent)
                               Investor Class         $6.63
                             Institutional Class   $6.64

            2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $6.63
                               B Class                                                                    $6.64
                               C Class                                                                    $6.64
                               R Class                                                                    $6.62

Series Number: 3
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $100 million 1.200%
Next $900 million 1.150%
Next $1.0 billion 1.100%
Over $2.0 billion 1.050%

Institutional
First $100 million 1.000%
Next $900 million 0.950%
Next $1.0 billion 0.900%
Over $2.0 billion 0.850%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                1,350
                                Institutional Class            893
              2.  Dividends for a second class of open-end company shares
                               A Class                                                                    149
                               B Class                                                                    0
                               C Class                                                                    0
                               R Class                                                                    0

73A)    1. Dividends from net investment income
                                Investor Class                                                                           $0.0444
                               Institutional Class                                                      $0.0627
            2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0215
                               B Class                                                                   $0.0000
                               C Class                                                                   $0.0000
                               R Class                                                                   $0.0000

74U)   1. Number of shares outstanding (000's omitted)
                            Investor Class           30,030
                            Institutional Class     12,887

           2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    6,903
                               B Class                                                                    4
                               C Class                                                                    90
                               R Class                                                                    88

74V)   1. Net asset value per share (to nearest cent)
                            Investor Class         $17.62
                            Institutional Class   $17.65
           2.  Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $17.63
                               B Class                                                                    $17.46
                               C Class                                                                    $17.47
                               R Class                                                                    $17.58

Series Number: 4
For period ending 9/30/2011

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                3,307
                               Institutional Class            3,282
              2.  Dividends for a second class of open-end company shares
                               A Class                                                                    1,140
       C Class                                     0
       R Class                                     6

73A)      1. Dividends from net investment income
                               Investor Class                                                                $0.0305
                              Institutional Class                                                      $0.0426
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0226
                               C Class                                                                   $0.0069
                               R Class                                                                   $0.0174

74U)    1. Number of shares outstanding (000's omitted)
                             Investor Class           106,621
                             Institutional Class     73,991

            2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                50,513
                               C Class                                                                    8
                               R Class                                                                    374

74V)    1. Net asset value per share (to nearest cent)
                             Investor Class         $7.31
                             Institutional Class   $7.34

            2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $7.28
                               C Class                                                                    $7.26
                               R Class                                                                    $7.29

Series Number: 5
For period ending 9/30/2011

48)	Investor
First $500 million 0.490%
Next $500 million 0.390%
Next $500 million 0.380%
Next $500 million 0.370%
Next $500 million 0.360%
Over $2.5 billion 0.350%

Institutional
First $500 million 0.290%
Next $500 million 0.190%
Next $500 million 0.180%
Next $500 million 0.170%
Next $500 million 0.160%
Over $2.5 billion 0.150%

Series Number: 6
For period ending 9/30/2011

48)	Investor, A, B, C & R
First $1.0 billion 0.900%
Next $4.0 billion 0.800%
Over $5.0 billion 0.700%

Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                5,033
                               Institutional Class            1,814
              2.  Dividends for a second class of open-end company shares
                               A Class                                                                    604
       B Class                                    14
       C Class                                     36
       R Class                                    42

73A)      1. Dividends from net investment income
                               Investor Class                                                                $0.0493
                              Institutional Class                                                      $0.0548
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0424
                               B Class                                                                   $0.0215
                               C Class                                                                   $0.0215
                               R Class                                                                   $0.0354

74U)    1. Number of shares outstanding (000's omitted)
                             Investor Class           92,610
                             Institutional Class     29,557

            2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                    13,446
                               B Class                                                                   599
                               C Class                                                                    1,628
                               R Class                                                                   1,117

74V)   1. Net asset value per share (to nearest cent)
                             Investor Class         $4.88
                             Institutional Class   $4.88
           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $4.88
                               B Class                                                                    $4.89
                               C Class                                                                    $4.88
                               R Class                                                                    $4.88

Series Number: 7
For period ending 9/30/2011

48)	Investor, A, C & R
1.000%

Institutional
0.800%

72DD)   1. Total income dividends for which record date passed during the period
                               Investor Class                                                                11,027
                               Institutional Class            1,907
              2.  Dividends for a second class of open-end company shares
                               A Class                                                                    1,630
       C Class                                     29
       R Class                                     245

73A)      1. Dividends from net investment income
                               Investor Class                                                                $0.1023
                              Institutional Class                                                      $0.1149
              2. Dividends for a second class of open-end company shares
                               A Class                                                                   $0.0867
                               C Class                                                                   $0.0397
                               R Class                                                                   $0.0711

74U)   1. Number of shares outstanding (000's omitted)
                             Investor Class           109,115
                             Institutional Class     16,958

           2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                20,089
                               C Class                                                                    853
                               R Class                                                                   3,632

74V)   1. Net asset value per share (to nearest cent)
                             Investor Class         $11.05
                             Institutional Class   $11.06

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $11.05
                               C Class                                                                    $11.06
                               R Class                                                                    $11.06

Series Number: 10
For period ending 9/30/2011
48)	Investor, A, C & R
1.200%

Institutional
1.000%

74U)    1. Number of shares outstanding (000's omitted)
                             Investor Class           180
                             Institutional Class     40

            2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                             A Class                                40
                               C Class                                                                40
                               R Class                                                                40

74V)    1. Net asset value per share (to nearest cent)
                             Investor Class         $8.28
                             Institutional Class   $8.29

            2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                             A Class                                    $8.27
                               C Class                                                                    $8.25
                               R Class                                                                    $8.26